The Ohio National Life Insurance Company
Ohio National Variable Account A

ONcore Wrap • ONcore Ultra • ONcore Ultra II

Supplement dated June 21, 2011 to the Prospectuses dated May 1, 2011

The following supplements and amends the prospectuses dated May 1, 2011:

Available Funds

The following are additional Available Funds under your contract:

Fund	Investment Adviser (Subadviser)

AllianceBernstein Variable Products Series Fund, Inc. (Class B)
AllianceBernstein Dynamic Asset Allocation Portfolio	AllianceBernstein L.P.

J.P. Morgan Insurance Trust (Class I)
JPMorgan Insurance Trust Mid Cap Value Portfolio	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio	J.P. Morgan Investment Management Inc.

Northern Lights Variable Trust (Class 2 shares)
TOPS™ Protected Balanced ETF Portfolio(1)	(Milliman, Inc.)
TOPS™ Protected Moderate Growth ETF Portfolio(1)	(Milliman, Inc.)
TOPS™ Protected Growth ETF Portfolio(1)	(Milliman, Inc.)
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(1) This fund is structured as a “Fund of Funds.” Because a Fund of Funds invests in other mutual funds and bears a proportionate share of expenses charged by the underlying funds, it may have higher expenses than direct investments in the underlying funds.

Investment Restrictions for Certain Optional Riders

The following are added to Investment Options, Category 2:

AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Dynamic Asset Allocation Portfolio

Northern Lights Variable Trust
TOPS™ Protected Balanced ETF Portfolio
TOPS™ Protected Moderate Growth ETF Portfolio
TOPS™ Protected Growth ETF Portfolio

The following is added to Investment Options, Category 3:

J.P. Morgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio

The following is added to Investment Options, Category 4:

J.P. Morgan Insurance Trust
JPMorgan Insurance Trust Small Cap Core Portfolio